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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FOURTH QUARTER AND FULL YEAR 2024 FINANCIAL RESULTS

AND PROVIDES DETAILED 2025 FINANCIAL GUIDANCE
●
Fourth-quarter 2024 GAAP diluted EPS of $0.74 and non-GAAP diluted EPS of $1.19
●
Fourth-quarter 2024 operating cash flow of $204 million;

full-year 2024 operating cash flow of $848 million,
up $348 million compared with 2023
●
2025 non-GAAP diluted EPS expected to be in the range of $4.80 to $4.94 with mid-single digit 2025 Adjusted
EBITDA growth
●
Announces new reportable segments to provide more meaningful information for investors
MELVILLE, N.Y.,

February 25, 2025

–
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the fourth quarter and full year
ended December 28, 2024. The financial results and guidance being provided today are consistent with the preliminary
financial results and guidance provided on January 29
th
.
“Our fourth quarter financial results reflect relatively stable dental and medical end-markets.
We continued to make
progress on our 2022 to 2024 BOLD+1 Strategic Plan which we

recently completed,

exceeding our 2024 target of generating
40% of our worldwide operating income from high-growth, high-margin businesses,”

said Stanley M. Bergman, Chairman of
the Board and Chief Executive Officer of Henry Schein.

“We have confidence in the underlying fundamentals of our business and look forward to advancing the opportunities contained in our updated 2025 to 2027 BOLD+1 Strategic Plan.

KKR’s announced investment to become our
largest non-index shareholder recognizes this potential.

We expect 2025 to be the base year from which to grow and achieve our previously provided long-term goal of high-single digit to low-double digit earnings growth,” Mr. Bergman added.
New Organizational Structure
“As part of the updated

2025 to 2027 BOLD+1 Strategic Plan, we have simplified

our organizational structure and
appointed Andrea Albertini and Tom Popeck to be responsible for our three business groups. Andrea will be responsible for
our Global Distribution and Value-Added Services Group as well as our Global Technology Group,

while Tom will lead our
Global Specialty Products Group. We expect that these complementary businesses will drive growth by leveraging our current product portfolio across our customer base, providing new products and services to our customers, and growing our e-
Commerce business,” Mr. Bergman continued.
“Andrea has more than 20 years of experience in senior leadership positions in the health care products and services
industry. He joined Henry Schein in 2013 and most recently served as President of Henry Schein's International Distribution

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1
Group. Tom has spent over two decades leading businesses in orthopedics and industrial manufacturing. He joined Henry
Schein in 2019 and most recently served as President of the Henry Schein Healthcare

Specialties Group,” Mr. Bergman
concluded.
New Reportable Segments
The Company is also today announcing a change to its reportable segments to align with management reporting and
provide more meaningful information for investors on the business.

The results being reported today reflect this change.

The
three reportable segments are:
● Global Distribution and Value-Added Services:

includes distribution to the global dental and medical markets of national brand and corporate brand merchandise,

as well as equipment and related technical services. This segment also includes value-added services such as practice transition, continuing education, consulting, financial and other
services. This segment had annual sales of $10.8 billion for the full-year

2024.
● Global Specialty Products:

includes manufacturing, marketing and sales of dental implant and biomaterial products;
and endodontic, orthodontic and orthopedic products and other health care-related products and services.

This
segment had annual sales of $1.4 billion for the full-year 2024.
● Global Technology:

includes development,

marketing and sales of practice management software, e-services

and
other products and related services. This segment had annual sales of $0.6 billion for the full-year 2024.
Our organizational structure also includes Corporate, which consists primarily of income and expenses associated
with support functions and projects.
All prior comparative segment information has been recast to reflect our new segment structure, as provided in
Exhibit D. We are also updating the breakdown of sales as detailed in Exhibit A to reflect new reportable segments. Of note, we are now reporting U.S. distribution sales instead of North America distribution sales.
Fourth Quarter 2024 Financial Results
●
Total

net sales

for the quarter were $3.2 billion, an increase of 5.8% compared with the fourth quarter of 2023. This
reflects 5.5% internal sales growth, 0.7% sales growth from acquisitions, and a 0.4%

sales decrease resulting from
foreign currency exchange.

Excluding the impact of personal protective equipment (PPE) and COVID test kits,
internal sales growth was 6.6%.
Fourth-quarter sales growth is summarized below and detailed in Exhibit

A
.

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Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)

Global Dental Merchandise
$1.1 6.2%

Global Dental Equipment
$0.5 8.1%

Global Value

-Added Services
$0.1 8.1%
Global Dental Distribution $1.7 6.8%
Global Medical Distribution
$1.0 4.5%
Global Distribution and Value-Added Services $2.7 5.9%
Global Specialty Products $0.4 7.2%
Global Technology $0.2 2.4%
TOTAL SALES $3.2 5.8%
Note: items may not sum due to rounding

●
GAAP net income
2

for the quarter was $94 million, or $0.74 per diluted share
4
, and compares with fourth-quarter
2023 GAAP net income of $18 million, or $0.13 per diluted share.
●
Non-GAAP net income
2
for the quarter was $149 million, or $1.19 per diluted share
4
, and compares with fourth-
quarter 2023 non-GAAP net income of $86 million, or $0.66 per diluted share.

●
Operating cash flow

for the quarter was $204 million and compares

with the fourth-quarter 2023 negative operating
cash flow of $32 million.
●
Adjusted EBITDA
3

for the quarter was $270 million and compares

with fourth-quarter 2023 Adjusted EBITDA of
$172 million.
Full-Year

2024 Financial Results
●
Total

net sales

for 2024 were $12.7 billion, an increase of 2.7%

compared with 2023.

This reflects a 0.4% internal
sales decrease, 3.3% sales growth from acquisitions, and a 0.2% sales decrease resulting from foreign currency
exchange. Excluding the impact of PPE and COVID test kits, internal sales growth was 0.3%.
Full-year 2024 sales growth is summarized below and detailed in Exhibit

A
1
.

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Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)

Global Dental Merchandise
$4.7 (1.3)%

Global Dental Equipment
$1.7 2.9%

Global Value

-Added Services
$0.2 21.5%
Global Dental Distribution $6.7 0.4%
Global Medical Distribution
$4.1 4.3%
Global Distribution and Value-Added Services $10.8 1.9%
Global Specialty Products $1.4 8.7%
Global Technology $0.6 4.7%
TOTAL SALES $12.7 2.7%
Note: items may not sum due to rounding

● GAAP net income
2

for 2024 was $390 million, or $3.05 per diluted share
4
, and compares with 2023 GAAP net
income of $416 million, or $3.16 per diluted share.
●
Non-GAAP net income
2
for 2024 was $605 million, or $4.74 per diluted share
4
, and compares with 2023 non-GAAP
net income of $593 million, or $4.50 per diluted share. 2024 full-year GAAP and non-GAAP diluted EPS included a
remeasurement gain of $0.11 resulting from the purchase of a controlling interest of a previously held equity
investment.
●
Operating cash flow
for 2024 was $848 million, an increase of $348 million compared with 2023.
●
Adjusted EBITDA
3

for 2024 was $1,061 million and compares with 2023 Adjusted EBITDA of $985 million.
Restructuring Plan
During the fourth quarter of 2024, the Company recorded $37 million in restructuring costs.

Restructuring activities
in the third

and fourth quarters are estimated to provide over $80 million in annual run-rate savings.

We continue to expect to
achieve $75 million to $100 million in aggregate annual run-rate savings by the end of 2025.
Share Repurchases
During the fourth quarter of 2024, the Company repurchased approximately

1.1 million shares of its common stock
at an average price of $71.35 per share, for a total of $75 million. The impact of these share repurchases on fourth-quarter
diluted EPS was immaterial.

For the full year 2024, the Company repurchased approximately 5.4 million shares of its common stock at an average
price of $71.04 per share, for a total of $385 million. At year-end, Henry Schein had $380 million authorized and available

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for future stock repurchases,

with a further $500 million authorized by the Company’s Board of Directors on January 27,
2025, which is intended in part to be used to repurchase $250 million shares under an Accelerated Share Repurchase
program.

2025 Financial Guidance
Henry Schein today provided financial guidance for 2025. Guidance is for current continuing operations as well as
announced acquisitions and does not include the impact of restructuring and integration expenses, amortization expense of
acquired intangible assets, any potential insurance claim recovery associated with the cybersecurity incident and costs
associated with shareholder advisory matters.

This guidance also assumes that foreign currency exchange rates remain
generally consistent with 2024 levels and modest improvement in the dental and medical markets during the year.
●
2025 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is expected to be $4.80 to $4.94, reflecting growth of
1% to 4% compared with 2024

non-GAAP diluted EPS of $4.74.
●
2025 total sales growth is expected to be approximately 2% to 4% over 2024.
●
2025 Adjusted EBITDA
3

growth is expected to increase mid-single digits compared with 2024.
Adjustments to 2025 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2025 diluted EPS on a non-GAAP basis and for 2025 Adjusted EBITDA, as
noted above. The Company is not providing a reconciliation of its 2025 non-GAAP diluted EPS guidance to its projected
2025 diluted EPS prepared on a GAAP basis, or its 2025

Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an ongoing initiative to drive operating efficiencies, including the corresponding tax effect, which will be included in the
Company’s 2025 diluted EPS and net income,

prepared on a GAAP basis. The inability to provide this reconciliation is due
to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
Fourth-Quarter 2024 Conference Call Webcast
The Company will hold a conference call to discuss fourth-quarter 2024 financial results today, beginning at 8:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.

The Company will be posting slides that provide a summary of its fourth-quarter

2024 financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.

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About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With approximately 25,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.7 billion in 2024, and
have grown at a compound annual rate of approximately 11.2 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the following
cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the forward-
looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are subject to
risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and unknown
risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially
different from any future results, performance

or achievements expressed or implied by such forward-looking statements.

These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such
terms as “may,” “could,”

“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”

“to be,” “to make” or other
comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained

in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K,

and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;

risks relating to the achievement of our strategic growth
objectives; risks related to the recently signed Strategic Partnership Agreement;

our ability to develop or acquire and maintain and protect
new products (particularly technology products) and services and utilize new technologies that achieve market acceptance with acceptable
margins; transitional challenges associated with acquisitions,

dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations,

information systems, legal, regulatory,

compliance, financial and
human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our information systems and technology
products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects

of a
highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers,

and increases in fuel and energy costs; changes in laws and
policies governing manufacturing, development and investment in territories and countries where we do business; general global and
domestic macro-economic and political conditions, including inflation, deflation,

recession, unemployment (and corresponding increase
in under-insured populations), consumer confidence,

sovereign debt levels, ongoing wars, fluctuations in energy

pricing and the value of

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the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements; the threat or
outbreak of war, terrorism or public unrest (including,

without limitation, the war in Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict);

changes to laws and policies governing foreign
trade, tariffs and sanctions, or greater restrictions on imports and exports; supply chain disruption; geopolitical wars; failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device
Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with
laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health
records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability, intellectual property

and other claims; risks associated with customs policies or legislative import restrictions; risks associated
with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments
and the status of litigation matters; our dependence on our senior management,

employee hiring and retention, increases in labor costs or
health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or
predict.

Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results.

We
undertake no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, and amortization of acquisition

-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a
replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Gerard Meuchner
Vice President, Chief Global Communications Officer
gerard.meuchner@henryschein.com
(631) 390-8227
(TABLES TO FOLLOW)
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME
(in millions,

except share and per share data)
Three Months Ended
Years

Ended
December 28, December 30, December 28, December 30,
2024 2023 2024 2023
(unaudited) (unaudited)
Net sales

$ 3,191 $ 3,017 $ 12,673 $ 12,339
Cost of sales

2,198 2,093 8,657 8,479
Gross profit

993 924 4,016 3,860
Operating expenses:
Selling, general and administrative

738 807 3,034 2,956
Depreciation and amortization 63 57 251 209
Restructuring costs 37 21 110 80
Operating income 155 39 621 615
Other income (expense):
Interest income

6 5 24 17
Interest expense

(35) (29) (131) (87)
Other, net

- (1) (1) (3)
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 126 14 513 542
Income taxes (31) (1) (128) (120)
Equity in earnings of affiliates, net of tax 1 4 13 14
Net income 96 17 398 436
Less: Net income attributable to noncontrolling interests

(2) 1 (8) (20)
Net income attributable to Henry Schein, Inc. $ 94 $ 18 $ 390 $ 416
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.75 $ 0.13 $ 3.07 $ 3.18
Diluted

$ 0.74 $ 0.13 $ 3.05 $ 3.16
Weighted-average common

shares outstanding:
Basic

124,505,908 129,809,665 126,788,997 130,618,990
Diluted

125,626,639 130,743,875 127,779,228 131,748,171

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HENRY SCHEIN, INC.
CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
December 28, December 30,
2024 2023
ASSETS
Current assets:
Cash and cash equivalents

$ 122 $ 171
Accounts receivable, net of allowance for credit losses of $78 and $83 1,482 1,863
Inventories, net 1,810 1,815
Prepaid expenses and other

569 639
Total current assets

3,983 4,488
Property and equipment, net

531 498
Operating lease right-of-use assets 293 325
Goodwill

3,887 3,875
Other intangibles, net

1,023 916
Investments and other 501 471
Total assets

$ 10,218 $ 10,573
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 962 $ 1,020
Bank credit lines

650 264
Current maturities of long-term debt

56 150
Operating lease liabilities 75 80
Accrued expenses:
Payroll and related

303 332
Taxes

139 137
Other

618 700
Total current liabilities

2,803 2,683
Long-term debt

1,830 1,937
Deferred income taxes

102 54
Operating lease liabilities 259 310
Other liabilities

387 436
Total liabilities

5,381 5,420
Redeemable noncontrolling interests

806 864
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
124,155,884 outstanding on December 28, 2024 and
129,247,765 outstanding on December 30, 2023 1 1
Additional paid-in capital - -
Retained earnings

3,771 3,860
Accumulated other comprehensive loss

(379) (206)
Total Henry Schein, Inc. stockholders' equity 3,393 3,655
Noncontrolling interests 638 634
Total stockholders' equity

4,031 4,289
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 10,218 $ 10,573

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)
Three Months Ended Years Ended
December 28, December 30, December 28, December 30,
2024 2023 2024 2023
(unaudited) (unaudited)
Cash flows from operating activities:
Net income $ 96 $ 17 $ 398 $ 436
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

76 68 297 248
Impairment charge on intangible assets - 7 - 7
Impairment of capitalized software 12 27 12 27
Non-cash restructuring charges 21 14 32 27
Stock-based compensation expense 9 1 39 39
Provision for losses on trade and other accounts receivable

2 11 14 18
Benefit from deferred income taxes (20) (16) (61) (20)
Equity in earnings of affiliates (1) (4) (13) (14)
Distributions from equity affiliates

2 3 12 15
Changes in unrecognized tax benefits 2 5 5 10
Other

(2) 8 (27) (3)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

127 (255) 315 (327)
Inventories

(97) 51 (59) 231
Other current assets

9 (83) 47 (138)
Accounts payable and accrued expenses

(32) 114 (163) (56)
Net cash provided by (used in) operating activities 204 (32) 848 500
Cash flows from investing activities:
Purchases of property and equipment (36) (39) (148) (147)
Payments related to equity investments and business acquisitions, net of cash acquired

(7) (287) (230) (955)
Proceeds from loan to affiliate 1 2 4 6
Settlements for net investment hedges - 22 - 22
Capitalized software costs (9) (10) (39) (40)
Other

(7) (15) (17) (21)
Net cash used in investing activities

(58) (327) (430) (1,135)
Cash flows from financing activities:
Net change in bank credit lines 13 251 387 153
Proceeds from issuance of long-term debt

- 210 120 1,368
Principal payments for long-term debt

(125) (11) (318) (468)
Debt issuance costs - - - (3)
Proceeds from issuance of stock upon exercise of stock options

3 - 6 1
Payments for repurchases and retirement of common stock

(75) (50) (385) (250)
Payments for taxes related to shares withheld for employee taxes - - (9) (34)
Distributions to noncontrolling shareholders (18) (6) (54) (47)
Payments for contingent consideration (2) - (2) -
Acquisitions of noncontrolling interests in subsidiaries

- - (255) (19)
Net cash provided by (used in) financing activities (204) 394 (510) 701
Effect of exchange rate changes on cash and cash equivalents 54 (30) 43 (12)
Net change in cash and cash equivalents (4) 5 (49) 54
Cash and cash equivalents, beginning of period

126 166 171 117
Cash and cash equivalents, end of period

$ 122 $ 171 $ 122 $ 171

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Exhibit A - Fourth Quarter Sales
Henry Schein, Inc.
2024 Fourth Quarter
Sales Summary
(in millions)
(unaudited)
Q4 2024 over Q4 2023
Local Currency Growth
Q4 2024 Q4 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 562 $ 536 4.8% 0.0% 4.8% 0.0% 4.8%
Equipment 248 225 10.0% 0.0% 10.0% 0.0% 10.0%
Value-Added Services 51 50 -0.7% 4.6% 3.9% 0.0% 3.9%
Total Dental 861 811 5.9% 0.3% 6.2% 0.0% 6.2%
Medical 996 954 4.5% 0.0% 4.5% 0.0% 4.5%
Total U.S. Distribution and Value-Added Services 1,857 1,765 5.2% 0.1% 5.3% 0.0% 5.3%
International Distribution and Value-Added Services
Merchandise 583 541 7.9% 0.9% 8.8% -1.2% 7.6%
Equipment 229 216 6.0% 0.9% 6.9% -0.9% 6.0%
Value-Added Services 7 4 -1.4% 73.9% 72.5% -7.0% 65.5%
Total Dental 819 761 7.3% 1.3% 8.6% -1.2% 7.4%
Medical 26 25 5.2% 0.0% 5.2% 0.8% 6.0%
Total International Distribution and Value-Added Services 845 786 7.3% 1.2% 8.5% -1.1% 7.4%
Global Distribution and Value-Added Services
Global Merchandise 1,145 1,077 6.4% 0.4% 6.8% -0.6% 6.2%
Global Equipment 477 441 8.1% 0.4% 8.5% -0.4% 8.1%
Global Value-Added Services 58 54 -0.7% 9.3% 8.6% -0.5% 8.1%
Global Dental 1,680 1,572 6.6% 0.8% 7.4% -0.6% 6.8%
Global Medical 1,022 979 4.5% 0.0% 4.5% 0.0% 4.5%
Total Global Distribution and Value-Added Services 2,702 2,551 5.8% 0.5% 6.3% -0.4% 5.9%
Global Specialty Products 368 344 5.0% 3.4% 8.4% -1.2% 7.2%
Global Technology 160 156 2.1% 0.0% 2.1% 0.3% 2.4%
Eliminations (39) (34) n/a n/a n/a n/a n/a
Total Global $ 3,191 $ 3,017 5.5% 0.7% 6.2% -0.4% 5.8%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year-to-Date Sales
Henry Schein, Inc.
Full Year 2024
Sales Summary
(in millions)
(unaudited)
Full Year 2024 over Full Year

2023
Local Currency Growth
2024 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 2,350 $ 2,427 -3.3% 0.1% -3.2% 0.0% -3.2%
Equipment 897 858 4.5% 0.0% 4.5% 0.0% 4.5%
Value-Added Services 211 176 0.1% 20.1% 20.2% 0.0% 20.2%
Total Dental 3,458 3,461 -1.2% 1.1% -0.1% 0.0% -0.1%
Medical 3,974 3,815 -1.2% 5.4% 4.2% 0.0% 4.2%
Total U.S. Distribution and Value-Added Services 7,432 7,276 -1.2% 3.3% 2.1% 0.0% 2.1%
International Distribution and Value-Added Services
Merchandise 2,377 2,360 0.9% 0.4% 1.3% -0.6% 0.7%
Equipment 822 812 0.9% 0.5% 1.4% -0.2% 1.2%
Value-Added Services 22 16 3.1% 36.0% 39.1% -2.8% 36.3%
Total Dental 3,221 3,188 0.9% 0.6% 1.5% -0.5% 1.0%
Medical 107 97 -2.9% 13.4% 10.5% 0.2% 10.7%
Total International Distribution and Value-Added Services 3,328 3,285 0.8% 1.0% 1.8% -0.5% 1.3%
Global Distribution and Value-Added Services
Global Merchandise 4,727 4,787 -1.2% 0.2% -1.0% -0.3% -1.3%
Global Equipment 1,719 1,670 2.7% 0.3% 3.0% -0.1% 2.9%
Global Value-Added Services 233 192 0.4% 21.4% 21.8% -0.3% 21.5%
Global Dental 6,679 6,649 -0.2% 0.9% 0.7% -0.3% 0.4%
Global Medical 4,081 3,912 -1.2% 5.5% 4.3% 0.0% 4.3%
Total Global Distribution and Value-Added Services 10,760 10,561 -0.6% 2.6% 2.0% -0.1% 1.9%
Global Specialty Products 1,446 1,331 0.1% 9.1% 9.2% -0.5% 8.7%
Global Technology 630 602 2.4% 2.0% 4.4% 0.3% 4.7%
Eliminations (163) (155) n/a n/a n/a n/a n/a
Total Global $ 12,673 $ 12,339 -0.4% 3.3% 2.9% -0.2% 2.7%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2024 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Fourth Quarter Full Year
% %
2024 2023 Growth 2024 2023 Growth
Net income attributable to Henry Schein, Inc. $ 94 $ 18 442.3% $ 390 $ 416 (6.3) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.74 $ 0.13 469.2% $ 3.05 $ 3.16 (3.5) %
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 28 $ 11 $ 79 $ 53
Acquisition intangible amortization (2) 27 26 112 92
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) (15) 8 (23) 8
Impairment of capitalized assets (4) 6 19 6 19
Change in contingent consideration (5) 7 - 35 -
Litigation settlements (6) - - 4 -
Costs associated with shareholder advisory matters (7) 2 - 2 -
Impairment of intangible assets (8) - 5 - 5
Non-GAAP adjustments to net income $ 55 $ 69 $ 215 $ 177
Non-GAAP net income attributable to Henry Schein, Inc. $ 149 $ 86 72.9% $ 605 $ 593 2.0%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.19 $ 0.66 80.3% $ 4.74 $ 4.50 5.3%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Fourth Quarter Full Year
2024 2023 2024 2023
Restructuring costs - pre-tax, as reported $ 37 $ 21 $ 110 80
Income tax benefit (7) (5) (25) (20)
Amount attributable to noncontrolling interests (2) (5) (6) (7)
Restructuring costs, net $ 28 $ 11 $ 79 $ 53

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Fourth Quarter Full Year
2024 2023 2024 2023
Acquisition intangible amortization - pre-tax, as reported $ 44 $ 42 $ 184 150
Income tax benefit (11) (11) (46) (38)
Amount attributable to noncontrolling interests (6) (5) (26) (20)
Acquisition intangible amortization, net $ 27 $ 26 $ 112 $ 92
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q4 2024 and YTD 2024 , we received insurance proceeds of $20 million ($15 million,
net of taxes) and $40 million ($30 million, net of taxes), respectively,

representing a partial insurance recovery of
losses related to the cyber incident.

During Q4 2024 and YTD 2024, one time professional and other fees were $0 million ($0 million, net of taxes) and $9 million ($7 million, net of taxes), respectively.
(4)

Represents impairment of certain capitalized asset costs of $12 million

($6 million net of taxes and noncontrolling
interests) recorded during Q4 2024 and $27 million ($19 million,

net of taxes) recorded during Q4 2023.
(5)

Represents a change in the fair value of contingent consideration of $7 million

($7 million, net of taxes) and $45
million ($35 million, net of taxes) recorded during Q4 2024 and YTD

2024, respectively, related

to certain 2022 and
2023 acquisitions.
(6)

Represents estimated settlement amounts for litigation related to the

October 2023 cyber incident and settlement of
certain opioid related lawsuits during YTD 2024.
(7)

Represents costs associated with shareholder advisory matters of $2 million ($2 million, net of taxes) recorded during
Q4 2024.
(8)

Represents impairment charges of $7 million ($5 million,

net of taxes) recorded during Q4 2023 related to certain
intangible assets.

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Exhibit C
Henry Schein, Inc.
2024 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Fourth Quarter Full Year
2024 2023 2024 2023
Net income attributable to Henry Schein, Inc. (GAAP) $ 94 $ 18 $ 390 416
Income attributable to noncontrolling interests 2 (1) 8 20
Net income (GAAP) 96 17 398 436
Definitional adjustments:
Interest income (6) (5) (24) (17)
Interest expense 35 29 131 87
Income taxes 31 1 128 120
Depreciation and amortization 76 68 297 248
Non-GAAP adjustments:
Restructuring costs 37 21 110 80
Cyber incident-insurance proceeds, net of third-party advisory expenses
(20) 11 (31) 11
Impairment of capitalized assets 12 27 12 27
Impairment of intangible assets 1 7 1 7
Change in contingent consideration 7 - 45 -
Costs associated with shareholder advisory matters 2 - 2 -
Litigation settlements - - 5 -
Other adjustments:
Equity in earnings of affiliates, net of tax (1) (4) (13) (14)
Adjusted EBITDA (non-GAAP) $ 270 $ 172 $ 1,061 $ 985
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i)
net income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv) depreciation and amortization,

(v) restructuring
costs, (vi) cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of capitalized assets, (viii)

impairment of intangible assets,
(ix) change in contingent consideration, (x) costs associated with shareholder advisory matters, (xi) litigation settlements,

and (xii) equity in earnings of
affiliates, net of tax.

Amounts may not sum due to rounding.

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Exhibit D - 2022 to 2024 Net Sales:
Henry Schein, Inc.
2022 - 2024 Net Sales by Segment
As Recast
(unaudited)
(in millions)
First

Second

Third

Fourth

Quarter Quarter Quarter Quarter Year Ended
2022 2022 2022 2022 December 31, 2022
Net sales
Global Distribution and Value

-Added Services
$2,767 $2,602 $2,665 $2,941 $10,975
Global Specialty Products 312 323 309 329 1,273
Global Technology

133 139 135 142 549
Eliminations (33) (34) (42) (41) (150)
Total net sales $3,179 $3,030 $3,067 $3,371 $12,647
First

Second

Third

Fourth

Quarter Quarter Quarter Quarter Year Ended
2023 2023 2023 2023 December 30, 2023
Net sales
Global Distribution and Value

-Added Services
$2,649 $2,649 $2,712 $2,551 $10,561
Global Specialty Products 304 345 338 344 1,331
Global Technology

147 147 152 156 602
Eliminations (40) (41) (40) (34) (155)
Total net sales $3,060 $3,100 $3,162 $3,017 $12,339
First

Second

Third

Fourth

Quarter Quarter Quarter Quarter Year Ended
2024 2024 2024 2024 December 28, 2024
Net sales
Global Distribution and Value

-Added Services
$2,693 $2,654 $2,711 $2,702 $10,760
Global Specialty Products 360 370 348 368 1,446
Global Technology

157 156 157 160 630
Eliminations (38) (44) (42) (39) (163)
Total net sales $3,172 $3,136 $3,174 $3,191 $12,673

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Exhibit D - 2022 Net Sales:
Henry Schein, Inc.
Reconciliation of 2022 Net Sales by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2022 2022 2022 2022 December 31, 2022
Net sales, as reported previously
Health Care Distribution $3,000 $2,849 $2,891 $3,184 $11,924
Technology and Value

-Added Services
179 181 176 187 723
Total net sales $3,179 $3,030 $3,067 $3,371 $12,647
Impact of new segmentation
Global Distribution and Value

-Added Services
$(233) $(247) $(226) $(243) $(949)
Global Specialty Products 312 323 309 329 1,273
Global Technology (46) (42) (41) (45) (174)
Eliminations (33) (34) (42) (41) (150)
Net sales, as recast
Global Distribution and Value

-Added Services
$2,767 $2,602 $2,665 $2,941 $10,975
Global Specialty Products 312 323 309 329 1,273
Global Technology 133 139 135 142 549
Eliminations (33) (34) (42) (41) (150)
Total net sales $3,179 $3,030 $3,067 $3,371 $12,647

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Exhibit D - 2023 Net Sales:
Henry Schein, Inc.
Reconciliation of 2023 Net Sales by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2023 2023 2023 2023 December 30, 2023
Net sales, as reported previously
Health Care Distribution $2,869 $2,907 $2,952 $2,805 $11,533
Technology and Value

-Added Services
191 193 210 212 806
Total net sales $3,060 $3,100 $3,162 $3,017 $12,339
Impact of new segmentation
Global Distribution and Value

-Added Services
$(220) $(258) $(240) $(254) $(972)
Global Specialty Products 304 345 338 344 1,331
Global Technology (44) (46) (58) (56) (204)
Eliminations (40) (41) (40) (34) (155)
Net sales, as recast
Global Distribution and Value

-Added Services
$2,649 $2,649 $2,712 $2,551 $10,561
Global Specialty Products 304 345 338 344 1,331
Global Technology 147 147 152 156 602
Eliminations (40) (41) (40) (34) (155)
Total net sales $3,060 $3,100 $3,162 $3,017 $12,339

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Exhibit D - 2024 Net Sales:
Henry Schein, Inc.
Reconciliation of 2024 Net Sales by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2024 2024 2024 2024 December 28, 2024
Net sales, as reported previously
Health Care Distribution $2,955 $2,922 $2,954 $2,973 $11,804
Technology and Value

-Added Services
217 214 220 218 869
Total net sales $3,172 $3,136 $3,174 $3,191 $12,673
Impact of new segmentation
Global Distribution and Value

-Added Services
$(262) $(268) $(243) $(271) $(1,044)
Global Specialty Products 360 370 348 368 1,446
Global Technology (60) (58) (63) (58) (239)
Eliminations (38) (44) (42) (39) (163)
Net sales, as recast
Global Distribution and Value

-Added Services
$2,693 $2,654 $2,711 $2,702 $10,760
Global Specialty Products 360 370 348 368 1,446
Global Technology 157 156 157 160 630
Eliminations (38) (44) (42) (39) (163)
Total net sales $3,172 $3,136 $3,174 $3,191 $12,673

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Exhibit D - 2022 to 2024 Income from Operations:
Henry Schein, Inc.
2022 - 2024 Operating Income by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2022 2022 2022 2022 December 31, 2022
Income from operations
Global Distribution and Value

-Added Services
$221 $190 $207 $215 $833
Global Specialty Products 54 56 39 43 192
Global Technology

30 32 31 32 125
Corporate (29) (26) (25) (32) (112)
276 252 252 258 1,038
Adjustments (a) (32) (32) (41) (186) (291)
Total income from operations by segment $244 $220 $211 $72 $747
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2023 2023 2023 2023 December 30, 2023
Income from operations
Global Distribution and Value

-Added Services
$186 $180 $198 $101 $665
Global Specialty Products 42 55 40 38 175
Global Technology

34 35 35 38 142
Corporate (27) (17) (17) (31) (92)
235 253 256 146 890
Adjustments (a) (60) (52) (56) (107) (275)
Total income from operations $175 $201 $200 $39 $615
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2024 2024 2024 2024 December 28, 2024
Income from operations
Global Distribution and Value

-Added Services
$171 $176 $184 $165 $696
Global Specialty Products 42 41 45 50 178
Global Technology

34 34 38 46 152
Corporate (22) (8) (24) (23) (77)
225 243 243 238 949
Adjustments (a) (75) (84) (86) (83) (328)
Total income from operations $150 $159 $157 $155 $621
(a)

Adjustments represent items excluded from calculation of segment operating income reviewed by Chairman and Chief Executive Officer, who is our chief operating decision maker (“CODM”).

Breakdowns of adjustments by type are included further in this document.

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Exhibit D - 2022 Income from Operations:
Henry Schein, Inc.
Reconciliation of 2022 Income from Operations by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2022 2022 2022 2022 December 31, 2022
Income from operations, as reported previously
Health Care Distribution $211 $189 $179 $40 $619
Technology and Value

-Added Services
33 31 32 32 128
Total income from operations $244 $220 $211 $72 $747
Adjustments for one-time and non-cash items affecting segment presentation, as reported previously (a)
Health Care Distribution $25 $25 $35 $177 $262
Technology and Value

-Added Services
7 7 6 9 29
Adjustments (a) (32) (32) (41) (186) (291)
Total income from operations $- $- $- $- $-
Impact of new segmentation
Global Distribution and Value

-Added Services
$(15) $(24) $(7) $(2) $(48)
Global Specialty Products 54 56 39 43 192
Global Technology (10) (6) (7) (9) (32)
Corporate (29) (26) (25) (32) (112)
Total income from operations $- $- $- $- $-
Income from operations, as recast
Global Distribution and Value

-Added Services
$221 $190 $207 $215 $833
Global Specialty Products 54 56 39 43 192
Global Technology 30 32 31 32 125
Corporate (29) (26) (25) (32) (112)
276 252 252 258 1,038
Adjustments (a) (32) (32) (41) (186) (291)
Total income from operations, as

recast
$244 $220 $211 $72 $747
(a)

Adjustments represent items excluded from calculation of segment operating income reviewed by the Chairman and Chief Executive Officer, who is our chief operating decision maker.

First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2022 2022 2022 2022 December 31, 2022
Amortization of acquisition-related intangibles $(32) $(32) $(31) $(31) $(126)
Restructuring costs - - (10) (121) (131)
Impairment of intangible assets - - - (34) (34)
Total adjustments $(32) $(32) $(41) $(186) $(291)

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Exhibit D - 2023 Income from Operations:
Henry Schein, Inc.
Reconciliation of 2023 Income from Operations by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2023 2023 2023 2023 December 30, 2023
Income from operations, as reported previously
Health Care Distribution $145 $166 $160 $(1) $470
Technology and Value

-Added Services
30 35 40 40 145
Total income from

operations
$175 $201 $200 $39 $615
Adjustments for one-time and non-cash items affecting segment presentation, as reported previously (a)
Health Care Distribution $50 $44 $46 $95 $235
Technology and Value

-Added Services
10 8 10 12 40
Adjustments (a) (60) (52) (56) (107) (275)
Total income from operations $- $- $- $- $-
Impact of new segmentation
Global Distribution and Value

-Added Services
$(9) $(30) $(8) $7 $(40)
Global Specialty Products 42 55 40 38 175
Global Technology (6) (8) (15) (14) (43)
Corporate (27) (17) (17) (31) (92)
Total income from operations $- $- $- $- $-
Income from operations, as recast
Global Distribution and Value

-Added Services
$186 $180 $198 $101 $665
Global Specialty Products 42 55 40 38 175
Global Technology 34 35 35 38 142
Corporate (27) (17) (17) (31) (92)
235 253 256 146 890
Adjustments (a) (60) (52) (56) (107) (275)
Total income from operations, as

recast
$175 $201 $200 $39 $615
(a)

Adjustments represent items excluded from calculation of segment operating income reviewed by the Chairman and Chief Executive Officer, who is our chief operating decision maker.

First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2023 2023 2023 2023 December 30, 2023
Amortization of acquisition-related intangibles $(30) $(34) $(44) $(42) $(150)
Restructuring costs (30) (18) (12) (20) (80)
Cyber incident-insurance proceeds, net of third-party
advisory expenses - - - (11) (11)
Impairment of capitalized assets - - - (27) (27)
Impairment of intangible assets - - - (7) (7)
Total adjustments $(60) $(52) $(56) $(107) $(275)

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Exhibit D - 2024 Income from Operations:
Henry Schein, Inc.
Reconciliation of 2024 Income from Operations by Segment
As Recast
(unaudited)
(in millions)
First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2024 2024 2024 2024 December 28, 2024
Income from operations, as reported previously
Health Care Distribution $126 $146 $118 $117 $507
Technology and Value

-Added Services
24 13 39 38 114
Total income from operations $150 $159 $157 $155 $621
Adjustments for one-time and non-cash items affecting segment presentation, as reported previously (a)
Health Care Distribution $49 $50 $67 $60 $226
Technology and Value

-Added Services
26 34 19 23 102
Adjustments (a) (75) (84) (86) (83) (328)
Total income from operations $- $- $- $- $-
Impact of new segmentation
Global Distribution and Value

-Added Services
$(4) $(20) $(1) $(12) $(37)
Global Specialty Products 42 41 45 50 178
Global Technology (16) (13) (20) (15) (64)
Corporate (22) (8) (24) (23) (77)
Total income from operations $- $- $- $- $-
Income from operations, as recast
Global Distribution and Value

-Added Services
$171 $176 $184 $165 $696
Global Specialty Products 42 41 45 50 178
Global Technology 34 34 38 46 152
Corporate (22) (8) (24) (23) (77)
225 243 243 238 949
Adjustments (a) (75) (84) (86) (83) (328)
Total income from operations, as

recast
$150 $159 $157 $155 $621
(a)

Adjustments represent items excluded from calculation of segment operating income reviewed by the Chairman and Chief Executive Officer, who is our chief operating decision maker.

First Second Third Fourth
Quarter Quarter Quarter Quarter Year Ended
2024 2024 2024 2024 December 28, 2024
Amortization of acquisition-related intangibles $(45) $(47) $(47) $(45) $(184)
Restructuring costs (10) (15) (48) (37) (110)
Cyber incident-insurance proceeds, net of third-party
advisory expenses (5) 7 9 20 31
Impairment of capitalized assets - - - (12) (12)
Change in contingent consideration (15) (23) - (7) (45)
Litigation settlements - (6) - - (6)
Costs associated with shareholder advisory matters - - - (2) (2)
Total adjustments $(75) $(84) $(86) $(83) $(328)